                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 March 30, 2001
                Date of report (Date of earliest event reported):

                             IMAGEWARE SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)





            CALIFORNIA                     001-15757            33-0224167
---------------------------------   ----------------------- -------------------
  (STATE OR OTHER JURISDICTION                                (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  (COMMISSION FILE NUMBER) IDENTIFICATION NO.)









         10833 THORNMINT ROAD
            SAN DIEGO, CA                                              92127
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              ZIP CODE


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (858) 673-8600



================================================================================


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     This Current Report on Form 8-K/A amends Item 7 of the Current Report on
Form 8-K filed by ImageWare Systems, Inc. on April 16, 2001, to read as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of businesses acquired.

     The following financial statements of G & A Imaging, Ltd. are filed herein as Exhibit 99.1:

          Audited Consolidated Balance Sheet at September 30, 2000 and 1999

          Audited Consolidated Statement of Operations and Deficit for the year ended September 30, 2000 and 1999

          Audited Consolidated Statement of Cash Flows for the year ended September 30, 2000 and 1999

          Notes to Audited Consolidated Financial Statements

     (b) Pro forma financial information.

     The following unaudited pro forma condensed combined financial statements and notes thereto giving pro forma effect to our acquisition of G & A Imaging, Ltd. are filed herein as Exhibit 99.2:

          Unaudited Pro Forma Condensed Combined Balance Sheet at December 31, 2000

          Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2000

          Notes to Unaudited Pro Forma Condensed Consolidated Financial Information


     (c) The following exhibits are filed herewith:


EXHIBIT NO.       DESCRIPTION

 2.1* Asset Purchase Agreement, dated as of March 8, 2001, by and among ImageWare Systems, Inc., I.W. Systems Canada Company,
                  G&A Imaging Ltd. and R&G Imaging Ltd.

23.1              Consent of KPMG LLP, Independent Accountants.

99.1              Audited financial statements of G & A Imaging, Ltd.

99.2 Unaudited pro forma condensed combined financial statements of ImageWare Systems, Inc.

------------------
* Previously filed with the Current Report on Form 8-K filed by the Company on April 16, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 15, 2001                    ImageWare Systems, Inc.


                                       /s/ Wayne Wetherell
                                       -----------------------------------------
                                       Wayne Wetherell
                                       Chief Financial Officer


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                                    EXHIBITS


EXHIBIT NO.       DESCRIPTION

 2.1* Asset Purchase Agreement, dated as of March 8, 2001, by and among ImageWare Systems, Inc., I.W. Systems Canada Company,
                  G&A Imaging Ltd. and R&G Imaging Ltd.

23.1              Consent of KPMG LLP, Independent Auditors.

99.1              Audited financial statements of G & A Imaging, Ltd.

99.2 Unaudited pro forma condensed combined financial statements of ImageWare Systems, Inc.

------------------
* Previously filed with the Current Report on Form 8-K filed by the Company on April 16, 2001.